Fall 2023 NASDAQ: FVCB

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited, statements of goals, intentions, and expectations as to future trends, plans, events or results of FVCB’s operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in FVCB’s market, interest rates and interest rate policy, competitive factors, and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. These forward-looking statements are based on current beliefs that involve significant risks, uncertainties, and assumptions. Factors that could cause FVCB’s actual results to differ materially from those indicated in these forward-looking statements, include, but are not limited to: the impact of the COVID-19 pandemic and associated efforts to limit the spread of the virus; general business and economic conditions nationally or in the markets that FVCB serves; changes in the level of FVCB’s nonperforming assets and charge-offs; changes in the assumptions underlying the establishment of reserves for possible loan losses; FVCB’s management of risks inherent in its real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of FVCB’s collateral and the ability to sell collateral upon any foreclosure; credit risk, market risk, and liquidity risk affecting FVCB’s securities portfolio, as well as changes in the estimates used to value the securities in the portfolio; geopolitical conditions, including acts or threats of terrorism, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; technological changes, including potential exposure to fraud, negligence, computer theft and cyber- crime; and the risk factors and other cautionary language included in FVCB’s Annual Report on Form 10-K for the year ended December 31, 2022 and in other periodic and current reports filed with the Securities and Exchange Commission. Because of these uncertainties and the assumptions on which the forward-looking statements are based, actual operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. FVCB’s past results are not necessarily indicative of future performance. Use of Non-GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include pre-tax pre-provision return on average assets, pre-tax pre- provision return on average equity, tangible book value, tangible common equity, tangible assets and efficiency ratio. The non-GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations. FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation. Forward-Looking Statements; Non-GAAP Information 2

FVCB Company Snapshot (1) Consolidated financial data as of the quarter ended September 30, 2023, unless otherwise noted. (2) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned. (3) Non-GAAP financial measure. See the reconciliation included in the appendix to this presentation. 3 Dollar values in thousands, except per share data. Financial Highlights ¹ Total Assets $2,305,472 Total Loans, Net of Fees $1,849,513 Total Deposits $1,995,971 Tangible Common Equity 3 $203,614 TCE / TA (Bank) 3 9.40% ROAA 0.70% MRQ Pre-tax pre-provision ROAA 3 0.78% ROAE 7.57% MRQ Pre-tax pre-provision ROAE 3 8.45% MRQ Net Interest Margin 2.39% MRQ Operating Efficiency Ratio 3 66.73% NPAs2 / Assets 0.07% Capitalization Detail ¹ Shares issued and outstanding 17,802,173 Options Outstanding 1,178,103 Average Weighted Strike Price of Options $7.15 Restricted Stock Units (Excluded from share count) 183,061 Basic Tangible Book Value per Share $11.44 MRQ EPS Annualized $0.88

FVCB Franchise History

Since inception, FVCbank has successfully executed a strategic plan focused on organic growth and opportunistic acquisitions without compromising asset quality or financial discipline.

2007 | 2010 | 2012 | 2013 | 2015 | 2016 | 2017 | 2018 | 2021 | 2022 | 2023

November 2007
FVCbank is established
$23mm offering @ $10 per share ($4.10 per share split adjusted) raised in 8 weeks

Q1 2010
Reached sustained profitability

September 2010
Follow-On Offering #1
$6.3mm @ $12.50 per share ($5.12 per share split adjusted)

February 2012
Follow-On Offering #2
$6.7mm @ $13.00/$13.50 per share ($5.33/$5.53 per share split adjusted)[1]

October 2012
Completed acquisition of 1st Commonwealth Bank of Virginia in Arlington, VA

June 2013
Follow-On Offering #3
$21.9mm @ $13.50 per share ($5.53 per share split adjusted)

April / May 2015
Five for Four Stock Split quoted on OTCQX

October 2015
Formed FVCBankcorp Holding Company

May / June 2016
Five for Four Stock Split

August 2017
Private Reg. D Offering $10.0mm @ $12.80 per share ($12.80 per share split adjusted)

September 2017
Five for Four Stock Split

May 2018
Announced acquisition of Colombo Bank in Rockville, MD

September 2018
Initial Public Offering $36.9mm @ $20.00 per share ($16.00 per share split adjusted)

October 2018
Completed acquisition of Colombo Bank in Rockville, MD

January 2021
$1.0mm Investment in KlariVis, an innovative interactive solution software

August 2021
Announced acquisition of membership interest in Atlantic Coast Mortgage, LLC

March 2022
$1.0mm investment in JAM FINTOP Blockchain

June 2022
Added to Russell 2000 Index

September 2022
Named to Piper Sandler 2022 'Sm-All-Stars Class'

February 2023
Five for Four Stock Split

(1) $13.00 for existing shareholders, $13.50 for new shares offered to the public.
Source: S&P Global Market Intelligence; Company documents.

FVCBankcorp, Inc.

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Technology Deployment Driving Top-Tier Performance

Strategically Aligned Solutions

Lending

- **Loan origination platform** provides paperless workflow solution and automates approval process and tickler tracking.
- **Automated borrowing base certification** process (Accounts Receivable Financing) streamlines process for government contracting customers and lender.
- **Automated warehouse lending platform** allows timely response with limited resources.
- **Automated construction loan functionality** for lender, borrower, title insurance and inspector.
- **Lightning Lending** provides digital lending experience for small businesses.

Treasury and Payments

- **Online deposit account opening** for consumers.
- **Zelle** for customers who use peer-to-peer digital payment processing.
- **Q2 Digital Platform** delivers online banking solutions and treasury management services with maximum flexibility.

Enterprise-Wide

- **Data analytics** functionality (KlariVis)* which provides:
  - Immediate access to better communicate and respond to customers.
  - Dashboards to easily analyze activity for all areas of the Bank.
  - Board reports without requiring preparation.
- **Robotic process automation** have reduced risk of error and reduced processing time from hours to minutes. Collectively hundreds of hours have been saved on daily, weekly, monthly and periodic repetitive manual processes.
- **FinTech investment** in cutting-edge (JAM FINTOP)* Blockchain Fund.

*FVCbankcorp, Inc. has invested in KlariVis and JAM FINTOP Blockchain (the Fund).

FVCBankcorp, Inc.

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An Attractive Investment Opportunity in the DC and Baltimore MSAs • Sixth largest MSA with favorable demographics, economic trends and business investments. • Recent consolidation in local markets has created growth opportunities for remaining banks. • Organic CAGRs1 of 12% for assets, 11% for loans, 12% for deposits since 2018. • MRQ NII after provision for (reversal of) credit losses increased over 2% compared to the prior quarter. • Commercial focused lending portfolio comprised of strong loans with medium average loan balances that further mitigates risk. • Emphasis on credit administration and risk management that embraces comprehensive policies and procedures enabling the maintenance of strong asset quality. • Over 15-year history, cumulative commercial net charge-offs totaling $6.2 million comprised of 102 loans. • Strategy of full-service relationship banking helps support FVCB’s margin. • Treasury management tools allow FVCB to compete against larger competitors and attract sophisticated commercial and government customers. • 21% of the deposit base is noninterest-bearing deposits • Hands on management team with extensive knowledge of its clients, loans, and the markets it serves. • Proven track record of quality growth. 1 2 3 4 5 Well positioned in one of the most attractive banking markets in the U.S. Track record of exceptional growth and strong profitability Disciplined, low risk commercial balance sheet Strong core deposit base Experienced leadership team 1 CAGR is calculated based on annualized earnings for the current year compared to 2018 6

Well Positioned In One of the Most Attractive Markets in the U.S.

Top 10 MSAs By Population

Market Name	Population	2027 Projected Population	Median Household Income ($)	2027 Projected Median Household Income ($)
New York-Newark-Jersey City	20,006,203	21,045,615	92,717	104,070
Los Angeles-Long Beach-Anaheim	13,207,559	13,343,788	86,804	98,253
Chicago-Naperville-Elgin	9,535,847	9,657,030	83,335	93,568
Dallas-Fort Worth-Arlington	7,826,862	8,291,685	81,205	90,829
Houston-The Woodlands-Sugar Land	7,273,204	7,711,294	74,859	82,549
Washington-Arlington-Alexandria	**6,441,102**	**6,702,073**	**115,601**	**125,882**
Philadelphia-Camden-Wilmington	6,265,252	6,486,448	81,746	90,787
Miami-Fort Lauderdale-Pompano Beach	6,227,541	6,474,537	67,696	77,065
Atlanta-Sandy Springs-Alpharetta	6,206,533	6,540,650	79,388	88,792
Boston-Cambridge-Newton, MA-NH	5,011,582	5,238,768	103,847	116,543

Source: S&P Global Market Intelligence; FDIC, Proximityone.com, DC Department of Employment Services, Maryland Department of Labor, Licensing and Regulation, US News and World Report.

Vibrant Economy

- Washington D.C. and Baltimore MSAs contain 30 and 7 Fortune 1000 companies, respectively.
- Over 3.3 million private sector employees and nearly 1 million public sector employees in the Washington D.C. and Baltimore MSAs.
- Virginia was ranked the best state for business in 2021 by CNBC.
- Both states have large workforce populations spanning several generational demographic cohorts.
- 9 of the top 30 wealthiest counties in the nation are located in Washington DC and Baltimore MSAs.
- Numerous Government Contracting entities support government functions.
- With over 30 banks acquired in these markets over the past five years, there are limited opportunities to invest in community banks in this market.

amazon.com

LOCKHEED MARTIN

DEPARTMENT OF DEFENSE UNITED STATES OF AMERICA

GENERAL DYNAMICS

MARRIOTT

MedStar Health

Booz | Allen | Hamilton

FVCBankcorp, Inc.

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Relationship Driven Model Continues to Create Balance Sheet Leverage Total Assets ($M) Total Loans, Net of Fees ($M) Total Deposits ($M) CAGR: 11.9% CAGR: 10.8% CAGR: 12.1% * 2023 Q3 metrics represent annualized growth rates. $1,352 $1,537 $1,821 $2,203 $2,344 $2,305 2018 2019 2020 2021 2022 2023 Q3 $1,137 $1,282 $1,466 $1,504 $1,840 $1,850 2018 2019 2020 2021 2022 2023 Q3 $1,162 $1,286 $1,532 $1,884 $1,830 $1,996 2018 2019 2020 2021 2022 2023 Q3 8 Track Record of Exceptional Growth and Strong Profitability

Track Record of Exceptional Growth and Strong Profitability (1) Non-GAAP financial measure. (2) Excludes one-time transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, $1.4 million for 2021, and $0.13 million for 2022, and $4.6 million for 2023. Pre-Tax Pre-Provision Income ($M)1 Net Interest Margin (%) Drivers of Earnings Growth: • Robust market opportunities with relationship driven growth strategy. • Technology and operating efficiencies provide ability to scale. • Core deposit relationships, commitment to technology and high touch service. $18.4 $21.9 $25.3 $29.2 $33.7 $15.6 2018 ² 2019 ² 2020 ² 2021 ² 2022 ² 2023 YTD² 3.51% 3.48% 3.28% 3.09% 3.19% 2.53% 2018 2019 2020 2021 2022 2023 YTD Income, Expense and Efficiency Ratio(%)1 9 Efficiency

Well Diversified Loan Portfolio Balanced Loan Portfolio Segmentation 10 Disciplined, Low-Risk Commercial Balance Sheet CRE 49.54% C&I 12.01% Resi 19.43% C&D 8.35%Warehouse 0.43% Multifamily 9.83% Other 0.40% (1) Yield calculated based on average balance for the period

Well Diversified Loan Portfolio • 12 loan officers with deep connections to the markets; average experience of over 21 years. • Focused effort on commercial, real estate and small business, including government contracting • Expanded focus on government contracting provides large source of growth potential • Small average loan balance helps mitigate risk. Average Loan Size ‒ C&I Portfolio: $463,188 ‒ CRE Portfolio: $1,931,909 11 Disciplined, Low-Risk Commercial Balance Sheet

12 Disciplined, Low-Risk Commercial Balance Sheet Expected Repricing will Improve Revenue Growth ($ in 000) Less 3-12 Months 1-3 Years 3-5 Years Over 5 Years TotalConsumer Loans- Adjustable Total Consumer Real Estate (1) 49,429$ 27,689$ 63,342$ 56,598$ 166,536$ 363,593$ rate 3,866, 61 1,339,136 2,722,9 7 2,542,261 7,998, 97 18,4 9,402 Current rate 7.82% 4.84% 4.30% 4.49% 4.80% 5.08%- Total Commercial (2) 341,308 90,576 208,465 416,854 425,822 1,483,024 Current rate 7.88% 4.67% 4.10% 4.97% 4.35% 5.32% Total Loans 390,736 118,265 271,806 473,451 592,358 1,846,617 Current rate 7.87% 4.71% 4.14% 4.92% 4.48% 5.27% Cumulative Repricing - 5 years 509,001$ 780,807$ 1,254,259$ Cumulative Repricing as a Percentage of Total Loans 28% 42% 68% (1)Repricing includes principal schedule repayments for residential mortgage loans. (2)Repricing based on next interest rate reprice date and does not include loan amortization for regular payments. Loan repricing schedule (September 30, 2023)

Disciplined, Low-Risk Commercial Balance Sheet Proven History of Strong Credit Metrics Net Charge-Offs (Recoveries) / Average Loans Asset Quality Trends Over Time¹ Well-Reserved Loan Portfolio (1) Nonperforming loans defined as nonaccruals and loans past-due 90 days or more. ($000s) 0.05% 0.05% 0.02% 0.04% 0.03% 0.02% 2018 2019 2020 2021 2022 2023 YTD 13

Strong Core Deposit Base

- Full-service relationships continue to drive core deposit growth.
  - Approximately three quarters of the commercial loan portfolio retains a deposit relationship with the bank.
- Growth in commercial accounts provide cross selling opportunities with FVCB's technology investment.
  - $1.29 billion in commercial deposits across ~7,000 accounts with an average rate of 2.74%.
  - Treasury management tools and high-touch service allows FVCB to compete for larger clients.
- Approximately $148 million in public funds at an average rate of 3.97%.

Deposit Portfolio Composition

As of 12/31/2018



Interest Bearing 45.9%
Noninterest Bearing 20.1%
Time 26.8%
Wholesale 7.3%

12/31/18 Cost of Deposits: 1.17 %

As of 9/30/2023



Interest Bearing 45.3%
Noninterest Bearing 21.4%
Time 19.1%
Wholesale 14.2%

YTD Cost of Deposits: 2.38 %

Deposit Composition By Delivery Channel at 9/30/2023[1]

	Commercial		Retail		Public		Wholesale	
(000s)	Balance	Wtd. Cost	Balance	Wtd. Cost	Balance	Wtd. Cost	Balance	Wtd. Cost
DDA	$408,637	0.00%	$18,399	0.00%	$0	0.00%	$0	0.00%
Now / Transactions	$563,757	4.07%	$13,564	0.29%	$73,743	3.46%	$0	0.00%
Savings / MMDA	$86,415	2.29%	$167,059	3.46%	$100	0.35%	$0	0.00%
Time Deposits	$228,366	4.50%	$78,859	3.24%	$74,546	4.48%	$282,526	3.86%
Total	**$1,287,175**	**2.74%**	**$277,880**	**3.01%**	**$148,389**	**3.97%**	**$282,526**	**3.86%**
Total Deposits	**$1,995,971**			**Total Cost of Deposits**		**2.71%**		

(1) Deposit composition weighted cost based on period end account interest rates while total cost of deposits is based on activity throughout the period.

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Strong Core Deposit Base 15 Cycle-to-Date Beta Less Than 50% Loan and Deposit Betas (vs. Fed Funds Effective) 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Cycle-to-Date (1) Fed Funds Effective (average) 0.77% 2.19% 3.65% 4.52% 4.99% 5.26% Deposit Costs Interest Bearing Deposits - excluding wholesale 0.59% 0.88% 1.65% 2.39% 2.88% 3.32% Wholesale Deposits -0.03% 0.88% 2.38% 3.56% 3.89% 3.86% Total Deposits 0.41% 0.64% 1.29% 1.97% 2.40% 2.74% Total Deposits - excluding wholesale 0.42% 0.63% 1.20% 1.71% 2.07% 2.48% Quarterly Beta Interest Bearing Deposits -3% 20% 53% 86% 104% 163% 53% Wholesale Deposits -82% 64% 103% 137% 70% -11% 65% Total Deposits -2% 16% 44% 79% 91% 126% 45% Total Deposits - excluding wholesale 2% 15% 39% 59% 76% 152% 40% Loan Yields Loans (excluding net accretion) 4.15% 4.41% 4.75% 4.91% 5.15% 5.27% As reported 4.36% 4.64% 4.91% 5.11% 5.35% 5.40% Quarterly Beta Loans (excluding net accretion) 25% 18% 23% 18% 51% 46% 25%

Strong Liquidity • Stress testing is performed quarterly with assumptions inclusive of both systemic and idiosyncratic risks. • Stress testing performed as of September 30, 2023, demonstrates a strong liquidity position in all tested scenarios. *Values above in millions. 16 As of September 30 2023 Total Availability Total Used Available Remaining Cash 97,000$ - 97,000$ Unencumbered Securities 92,500 - 92,500 Federal Home Loans Bank 481,605 (50,000) 431,605 Federal Reserve - BIC Program 135,901 - 135,901 Unsecured Lines of Credit 185,000 - 185,000 Total Liquidity Sources: 992,006$ (50,000)$ 942,006$ Uninsured Deposits 780,606$ Liquidity / Uninsured Deposits 127.1%

Experienced Leadership Team

Management Team With Strong Ties to The Market

FVCB's executive management team consists of seven officers with over 217 years of combined experience in the Washington, D.C. metropolitan area.

- David Pijor was the founding Chairman of the Board of James Monroe Bancorp, which opened in June 1998 in Arlington, VA, and he was instrumental in the growth and strategic direction of the bank until its sale to Mercantile Bankshares Corporation in 2006 for $143.8 million.

Name	Current Position	Prior Community Bank Experience	Years Experience	Years at FVCB
David W. Pijor	Chairman & CEO, Company and Bank	James Monroe Bancorp	24	16
Patricia A. Ferrick	President, Company and Bank	Southern Financial Bancorp, Potomac Bank of Virginia	36	16
B. Todd Dempsey	EVP and Chief Operating Officer, Company and Bank	United Bank	42	16
William G. Byers	EVP and Chief Lending Officer, Company and Bank	Middleburg Bank, Century National Bank	29	12
Michael G. Nassy	EVP and Chief Credit Officer, Company and Bank	City First Bank of DC, National Cooperative Bank	23	11
Sharon L. Jackson	EVP and Chief Banking Officer, Company and Bank	MainStreet Bank	37	7
Jennifer L. Deacon	EVP and Chief Financial Officer, Company and Bank	Cardinal Financial Corp.	26	6

FVCBankcorp, Inc.
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Experienced Leadership Team

Governed and Supported By An Exceptional Board

David Pijor
Chairman & CEO

- Served as Chairman of the Board and CEO of FVCB since its organization
- Lead organizer, Chairman of the Board and General Counsel of James Monroe Bank from its inception to sale to Mercantile Bankshares

L. Burwell Gunn Jr.
Vice Chairman

- Served as Vice Chairman of the Board since 2015
- Served as President and COO of FVCB from 2008 to 2013
- Served as CEO and President of Cardinal Bank from 1997 to 1999

	Bio
Patricia Ferrick President & Director	• Serves as President of the Bank and Company • CFO and EVP from FVCB's inception until June 2017 • Former auditor at KPMG
Scott Laughlin Director	• Co-owner of LMO Advertising • Advisor at First Juice, Inc. and Ardent Capital
Tom Patterson Director	• Former Attorney with Linowes and Blocher, LLP • Served as Director at James Monroe Bank • Vice President of Friendship Place non-profit
Devin Satz Director	• Founder of Synchronous Knowledge, Inc. until its sale to IMS Health Incorporated in 2005 • Retired from the U.S. Air Force in 1999
Larry Schwartz Director	• Retired Partner with PBMares LLP • Former Director of Annapolis Bancorp
Marc Duber Director	• EVP and COO of The Bernstein Companies • Serves as Director of MedStar Health, Inc. • Served as Chairman of the Board of Trustees – American University

	Bio
Meena Krishnan Director	• Joined the Board January 2021 • Founder, President and Chief Executive Officer of Inoventures, LLC and SciMetrika, LLC, a subsidiary of Inoventures, LLC
Sidney Simmonds Director	• President of Simmonds & Klima, Ltd • Served as Chairman of the Board at 1st Commonwealth Bank of Virginia • Served as Director of Bank of Northern Virginia
Daniel Testa Director	• Owner, President and CEO of TCI since 1980 • Serves as Director of Advanced Solutions International
Phillip Wills Director	• Manages various Wills family real estate development firms • Co-founded Church Investments and Consolidated Green Services
Steven Wiltse Director	• Partner and Co-founder of Argy, Wiltse & Robinson, P.C. • Served as Director at Cardinal Financial Corp

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Appendix: Non-GAAP Financial Measures 20

Appendix: Non-GAAP Financial Measures 21

Financial Highlights (1) Performance ratios presented are calculated using annualized GAAP net income. (2) Non-GAAP financial measures exclude one-time transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, $1.4 million for 2021, and $0.13 million for 2022, and $4.6 million for 2023. (3) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned. (4) Nonperforming loans defined as nonaccruals and 90+ days past due. (5) Financial Data as of 09/30/23. 22

5-Year Loan History 23

FVCB Business Strategy FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high-touch, responsive, relationship-based client service allows it to compete effectively and exceed the needs of customers. Opportunity Blueprint for Success Organic Growth • Focus on relationships, generating “sticky” sustainable, core deposits. • Continue to bolster existing market share. • Hire seasoned lenders to scalable lending structure. Opportunistic Growth • Explore potential strategic combinations. • Cultivate relationships with institutional investors. • Capitalize on attracting experienced bankers and new customers due to bank consolidation in local markets. Maintain Credit Quality • Strong risk management culture. • Disciplined underwriting. • Constantly managing and overseeing credit quality. Superior Technology • Leverage technology to improve efficiencies across bank processes. • Partnering with FinTech to expand digital banking products and services to attract larger, sophisticated commercial clients. Profitability • Continued growth of return on assets and return on equity. • Enhance net interest income. • Leverage strong infrastructure to enhance efficient growth. 24